                         ANNUAL REPORT / OCTOBER 31 1999

                        AIM DENT DEMOGRAPHIC TRENDS FUND

                                  [COVER IMAGE]

                             [AIM LOGO APPEARS HERE]

                                 [COVER IMAGE]

                     -------------------------------------

           ALL IN A CROWD BY DIANA ONG (BORN 1940, CHINESE-AMERICAN)

          ONG'S VIVID WATERCOLOR EVOKES THE ENERGY AND OPTIMISM OF THE

          BABY-BOOM GENERATION. WITH THEIR DRIVE AND INNOVATION, THIS

           GENERATION DOMINATES THE ECONOMY AND MAY PROPEL THE STOCK

                          MARKET FOR THE NEXT DECADE.

                     -------------------------------------

AIM Dent Demographic Trends Fund seeks to provide long-term growth of capital.

ABOUT FUND PERFORMANCE AND PORTFOLIO DATA THROUGHOUT THIS REPORT:

o AIM Dent Demographic Trends Fund performance figures are historical, and they reflect reinvestment of all distributions and changes in net asset value.
o Had fees and expenses not been waived in the past, returns would have been lower.
o When sales charges are included in performance figures, Class A share performance reflects the maximum 5.50% sales charge, and Class B and Class C share performance reflects the applicable contingent deferred sales charge
    (CDSC) for the period involved. The CDSC on Class B shares declines from 5% beginning at the time of purchase to 0% at the beginning of the seventh year. The CDSC on Class C shares is 1% for the first year after purchase. The performance of the fund's Class B and Class C shares will differ from that of Class A shares due to differences in sales-charge structure and expenses.
o The fund commenced sales on June 7, 1999. Because shares have been offered for less than a year, the return provided is the cumulative total return that has not been annualized.
o Harry S. Dent's stock market scenario for the coming decade is based on historical data and represents his opinion. Unforeseen events such as rising inflation, declining productivity, irregular spending and savings patterns, and other social, political and economic uncertainty could affect corporate earnings and the stock market, negatively altering Mr. Dent's view.
o The fund's investment return and principal value will fluctuate, so an investor's shares, when redeemed, may be worth more or less than their original cost.
o The fund participates in the Initial Public Offering ("IPO") market, and a substantial portion of the fund's returns are attributable to its investments in IPOs, which have a magnified impact due to the fund's relatively small asset base. There is no guarantee that as the fund's assets grow, it will continue to experience substantially similar performance by investing in IPOs.

ABOUT INDEXES AND OTHER PERFORMANCE BENCHMARKS CITED IN THIS REPORT:

o The unmanaged Russell 3000 Index is generally considered to be representative of the performance of the stocks of the 3,000 largest U.S. companies based on total market capitalization.
o The unmanaged Standard & Poor's Composite Index of 500 Stocks (S&P 500) is widely regarded by investors as representative of the stock market in general.
o An investment cannot be made in any index listed. Unless otherwise indicated, index results include reinvested dividends and do not reflect sales charges.

   AN INVESTMENT IN THE FUND IS NOT A DEPOSIT OF A BANK AND IS NOT INSURED OR
      GUARANTEED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION OR ANY OTHER GOVERNMENT AGENCY. THERE IS A RISK THAT YOU COULD LOSE SOME OR ALL OF
                                  YOUR MONEY.

   This report may be distributed only to current shareholders or to persons who have received a current prospectus of the fund.

                        AIM DENT DEMOGRAPHIC TRENDS FUND

                        ANNUAL REPORT / CHAIRMAN'S LETTER


                     Dear Fellow Shareholder:

                     The fiscal year discussed in this report reconfirmed our
  [PHOTO OF          faith in two long-established principles of investing:
 Charles T.          portfolio diversification and long-term thinking. We could
   Bauer,            title this report "What a Difference a Year Makes."
 Chairman of             An investor surveying conditions when the fiscal year
the Board of         opened on October 31, 1998, saw a market dominated by
  The Fund           large-capitalization stocks and high-quality bonds,
APPEARS HERE         especially U.S. Treasuries. Ten months into 1998, two
                     well-known indexes of large-capitalization U.S. company stocks, the S&P 500 and the Dow Jones Industrial Average, were up by double digits, but the smaller-company stocks in the Russell 2000 had lost 12.80%. Overseas, many markets were languishing, especially in Asia, where many financial difficulties originated in 1997.
                         In bond markets also, name-brand quality was the place
                     to be. The Lehman Corporate/Government Bond Index, which
follows intermediate and long-term government and investment-grade debt, was up 8.56%, while the Lehman High Yield Index, which tracks riskier "junk bonds," had dropped 2.30%.
    It would be easy for an investor to conclude that blue chips, whether equity or fixed-income, were the only place to be. That investor, of course, would be wrong.

MARKETS TURN
While large-capitalization stocks continue to do very well, during 1999 markets broadened considerably, with many investment sectors performing a complete turnaround. Year to date by October 31, 1999, the small-cap stocks in the Russell 2000 were back in positive territory, and the many Asian markets had staged a comeback. The same holds true for bonds. The higher-quality Lehman index is down 1.49% year to date through October 31, 1999, while high-yield bonds have moved into positive returns.
    The point, at the risk of sounding repetitive to those of you who have invested with us for a long time, is that this is why diversification is a fundamental investing principle. Market sectors and asset classes go in and out of favor, but over the long run--and the long run is several years--the markets' overall trend has been upward. Selecting an asset class or a market sector on the basis of a short-term snapshot of conditions is usually unwise, as is concentrating your portfolio in one asset class. Staying fully invested in a diversified portfolio remains a compelling strategy and one of your best prospects for long-term gain.

LOOKING AHEAD
As we look about at the close of this fiscal year, we are encouraged by signs of economic health in Europe and Asia, not to mention the prolonged U.S. economic expansion. However, we are aware of how easily an investor could have been misled by conditions just 12 months ago. For our shareholders, we therefore reiterate our commitment to investing through a financial advisor. In addition to helping you select investments appropriate to your time horizon and risk tolerance, a financial advisor can keep you informed about how changing market conditions affect you and your portfolio and can help assure that when you do alter your investments, there's a logical reason for doing so. AIM believes every investor should be guided by a financial professional.

FUND MANAGERS COMMENT
In the pages that follow, your fund's portfolio managers discuss how they managed your fund during the year ended October 31, 1999, how the markets behaved and what they foresee for the near future. We trust you will find their discussion informative. If you have any questions or comments, we invite you to contact us, either at our Web site, aimfunds.com, or through our Client Services department at 800-959-4246. Information about your account is also available through our automated AIM Investor Line, 800-246-5463.
    Thank you for your continued participation in The AIM Family of Funds --Registered Trademark--.

Sincerely,

/s/ CHARLES T. BAUER

Charles T. Bauer
Chairman, A I M Advisors, Inc.

                     -------------------------------------

                                  STAYING FULLY

                            INVESTED IN A DIVERSIFIED

                                PORTFOLIO REMAINS

                              A COMPELLING STRATEGY

                                 AND ONE OF YOUR

                               BEST PROSPECTS FOR

                                 LONG-TERM GAIN.

                     -------------------------------------

                        AIM DENT DEMOGRAPHIC TRENDS FUND

                       ANNUAL REPORT / MANAGERS' OVERVIEW


NEW FUND MAKES IMPRESSIVE DEBUT

HOW DID AIM DENT DEMOGRAPHIC TRENDS FUND PERFORM DURING THE FIRST FOUR MONTHS OF ITS EXISTENCE?

The fund's initial performance has been exceptional. From its inception on June 7, 1999, to the end of the fiscal year, the fund has produced a cumulative total return of 21.40% for Class A shares and 21.10% for Class B and Class C shares. These returns were significantly better than that of the Russell 3000, which had a cumulative total return of 1.84% over the same time frame. We are using the Russell 3000 as the fund's benchmark because it tracks the growth of the 3,000 largest U.S. companies, reflecting the wide universe of stocks in which the fund can invest. The fund's net assets soared to $392 million as of October 31, 1999.

CAN YOU DESCRIBE THE FUND'S INVESTMENT PHILOSOPHY?
AIM Dent Demographic Trends Fund is designed to capitalize on consumer spending habits. Our management team is guided by the opinions and research of Harry S. Dent, Jr., a strategic consultant and best-selling author. According to Dent's analysis:

o The major force driving the stock market historically has been consumer spending on major purchases such as housing, furnishings, appliances and cars.
o Historically the market has done well when a generation's spending peaks at about age 46 1/2.
o As more baby boomers reach their peak spending age, they may propel the stock market for the next decade.

    The fund focuses on companies in market sectors that are expected to benefit from this spending wave.

WHAT SECTORS ARE YOU FOCUSING ON, BASED ON DEMOGRAPHIC TRENDS?
The fund's leading sectors are technology, health care, financial services and consumer-related products and services. Technology and telecommunications is the largest sector weighting in the fund, and the growth opportunities in this area are long-term and far-reaching. The Internet is changing our world in terms of communication and commerce. The fund concentrates on companies that are building out the Internet infrastructure, such as computer hardware and software makers.
    Health care is another major sector for the fund. As the baby-boom generation and their parents age, they are likely to spend more on health care. Pharmaceutical companies, health-care services and medical-device manufacturers are likely to benefit from this increased spending.
    Financial-services companies stand to benefit from demographic trends as well. Baby boomers are just beginning to save and invest for retirement. They are turning to financial advisors, investing in mutual funds and buying insurance policies. The fund invests in major investment-management businesses, insurance companies and other leading financial-services firms.

WHAT IS THE RELATIONSHIP BETWEEN DENT AND AIM'S MANAGEMENT TEAM?
Dent offers a big-picture analysis of economic trends, highlighting important sectors and industries. AIM's team uses that information in its stock selection process. We look for the fastest growing companies in the best position to take advantage of those trends. We use AIM's proven strategy of investing in stocks with an earnings track record and good prospects for future earnings growth.

DURING THE FUND'S BRIEF EXISTENCE, WHAT WERE MARKET CONDITIONS LIKE?
The market has been very volatile over the past four months because of investor concern over interest rates. In June and August, the Federal Reserve Board (the
Fed) raised rates in two quarter-point moves. At its October meeting, the Fed chose to leave rates unchanged but adopted a "tightening bias," indicating that it may be inclined to raise rates in the near future. Shortly after the close of the fiscal year, the Fed lifted interest rates by another quarter-point.

HOW DID YOU MANAGE THE FUND IN THIS ENVIRONMENT?
We found good buying opportunities during this period of market volatility. The fund had 72 holdings as of October 31,

                     -------------------------------------

                           THE FUND'S LEADING SECTORS

                          ARE TECHNOLOGY, HEALTH CARE,

                             FINANCIAL SERVICES AND

                           CONSUMER-RELATED PRODUCTS

                                 AND SERVICES.

                     -------------------------------------

AIM DENT DEMOGRAPHIC TRENDS FUND
VS. BENCHMARK INDEX

Cumulative total returns, excluding sales charges, 6/7/99-10/31/99

================================================================================
Class A Shares         21.40%

Class B Shares         21.10%

Class C Shares         21.10%

Russell 3000            1.84%
================================================================================

          See important fund and index disclosures inside front cover.

                        AIM DENT DEMOGRAPHIC TRENDS FUND

                       ANNUAL REPORT / MANAGERS' OVERVIEW

1999, mostly in large-cap domestic stocks. About 39% of the fund's total net assets were invested in technology stocks. This heavy weighting contributed to the fund's strong performance, as tech stocks dominated the market during this period. Interest rate concerns caused financial stocks to underperform, while health-care stocks also faced a difficult period due to concerns about Medicare reform. We slightly reduced our holdings in these two sectors over the reporting period, but we feel the long-term prospects are strong for both areas.

WHAT TECHNOLOGY STOCKS DID YOU LIKE?
Our top technology and telecommunications stocks included Nextel Communications, Novell, Microsoft and VERITAS Software. Nextel, a major digital wireless-services provider, is adding Internet access to its paging and mobile-phone service. Novell makes software that connects PCs to corporate networks. The company has seen tremendous growth this year based on the success of its Internet-related products. VERITAS is the world's largest maker of storage-management software, which guards against data loss from crashes and errors.

WILL THE RULING IN THE DEPARTMENT OF JUSTICE CASE AFFECT YOUR INVESTMENT IN MICROSOFT?
After the close of the reporting period, a federal judge ruled that Microsoft is a monopoly. As of this writing, neither a settlement nor an appeal has been announced, and it's unlikely that a final decision will be made until 2001. While we cannot comment on our specific plans to buy or sell stocks, we can say that as of this time, Microsoft remains a large holding in the fund. We believe that the company's growth prospects remain strong, especially with the upcoming introduction of two new software products: Office 2000 and Windows 2000. Over the short term, the stock may be volatile, but this is a core growth company that should continue to be a part of our portfolio.

WHAT OTHER STOCKS DID YOU FAVOR?
The fund invested in major, brand-name financial services companies such as American Express and Morgan Stanley Dean Witter. We also invested in Charles Schwab, the largest online brokerage firm. Long-term prospects for financial stocks appear to be excellent. After the close of the fiscal year, Congress reformed the Glass-Steagall Act, which formerly separated commercial from investment banking. Many analysts believe this may set off a blizzard of merger and acquisition activity among banks, insurance companies, investment managers and brokers.

WHAT'S YOUR OUTLOOK FOR THE NEAR TERM?
Our outlook for the market and the economy is positive. The United States is experiencing one of the longest expansion periods in its history. The U.S. economy remains strong, inflation is low and the country is enjoying a budget surplus. We believe this environment combined with the demographic trends we have identified bode well for equities.

AFTER THE CLOSE OF THE REPORTING PERIOD, THE FUND'S NO. 1 HOLDING, TYCO INTERNATIONAL, FELL VICTIM TO CONCERNS ABOUT ITS ACCOUNTING METHODS. WHAT HAS BEEN YOUR RESPONSE?
In recent months, concerns have arisen over Tyco's accounting methods. While no wrongdoing has been proven, Tyco and its stock price remain under scrutiny. Most recently, the Securities and Exchange Commission launched an informal investigation of the company, which Tyco voluntarily made public. While we have no reason to believe that accounting irregularities exist, we do recognize that this issue may take time to be resolved. As a result, we elected to eliminate our position in Tyco after the close of the reporting period, choosing instead to wait on the sidelines to see how the situation resolves itself. As of December 10, 1999, the fund no longer owns any investments in the company.

PORTFOLIO COMPOSITION

As of 10/31/99, based on total net assets.

=========================================================================================================================
TOP 10 HOLDINGS                                                  TOP 10 INDUSTRIES
-------------------------------------------------------------------------------------------------------------------------
 1. Tyco International Ltd.                       3.71%           1. Computers (Software & Services)              16.28%
 2. American Express Co.                          3.53            2. Broadcasting (Television, Radio & Cable)      7.22
 3. Nextel Communications, Inc.- Class A          3.29            3. Communications Equipment                      7.19
 4. Morgan Stanley, Dean Witter, Discover & Co.   3.09            4. Health Care (Diversified)                     6.87
 5. Novell, Inc.                                  3.06            5. Investment Banking/Brokerage                  6.82
 6. Microsoft Corp.                               3.06            6. Computers (Hardware)                          4.92
 7. Warner-Lambert Co.                            3.05            7. Financial (Diversified)                       4.90
 8. VERITAS Software Corp.                        2.75            8. Retail (Computers & Electronics)              4.69
 9. Comcast Corp.-Class A                         2.68            9. Health Care(Drugs-Major Pharmaceuticals)      3.90
10. Schwab (Charles) Corp. (The)                  2.23           10. Manufacturing (Diversified)                   3.71

The fund's portfolio is subject to change, and there is no assurance that the fund will continue to hold any particular security.
=========================================================================================================================

          See important fund and index disclosures inside front cover.

                        AIM DENT DEMOGRAPHIC TRENDS FUND

SCHEDULE OF INVESTMENTS

October 31, 1999

                                                     MARKET
                                       SHARES        VALUE
COMMON STOCKS & OTHER EQUITY
INTERESTS-93.70%

BANKS (MONEY CENTER)-1.56%

Chase Manhattan Corp. (The)              70,000   $  6,116,250
--------------------------------------------------------------

BANKS (REGIONAL)-0.30%

Dah Sing Financial Group (Hong
  Kong)                                 300,000      1,197,204
--------------------------------------------------------------

BROADCASTING (TELEVISION, RADIO &
  CABLE)-7.22%

AT&T Corp. - Liberty Media
  Group-Class A(a)                       40,000      1,587,500
--------------------------------------------------------------
Cablevision Systems Corp.-Class
  A(a)                                   55,000      3,715,937
--------------------------------------------------------------
Comcast Corp.-Class A                   250,000     10,531,250
--------------------------------------------------------------
Cox Communications, Inc.-Class A(a)      75,000      3,407,812
--------------------------------------------------------------
Insight Communications Company,
  Inc.(a)                               160,000      3,780,000
--------------------------------------------------------------
MediaOne Group, Inc.(a)                  75,000      5,329,687
--------------------------------------------------------------
                                                    28,352,186
--------------------------------------------------------------

COMMUNICATIONS EQUIPMENT-7.19%

Comverse Technology, Inc.(a)             50,000      5,675,000
--------------------------------------------------------------
General Instrument Corp.(a)             100,000      5,381,250
--------------------------------------------------------------
Harmonic, Inc.(a)                        30,000      1,781,250
--------------------------------------------------------------
JDS Uniphase Corp.(a)                    25,000      4,171,875
--------------------------------------------------------------
Lucent Technologies Inc.                 20,000      1,285,000
--------------------------------------------------------------
Nokia Oyj-ADR (Finland)                  35,000      4,044,687
--------------------------------------------------------------
Nortel Networks Corp. (Canada)           40,000      2,477,500
--------------------------------------------------------------
QUALCOMM, Inc.(a)                        12,500      2,784,375
--------------------------------------------------------------
Sycamore Networks, Inc.(a)                3,000        645,000
--------------------------------------------------------------
                                                    28,245,937
--------------------------------------------------------------

COMPUTERS (HARDWARE)-4.92%

Apple Computer, Inc.(a)                  75,000      6,009,375
--------------------------------------------------------------
Dell Computer Corp.(a)                   75,000      3,009,375
--------------------------------------------------------------
Gateway, Inc.(a)                        100,000      6,606,250
--------------------------------------------------------------
Sun Microsystems, Inc.(a)                35,000      3,703,437
--------------------------------------------------------------
                                                    19,328,437
--------------------------------------------------------------

COMPUTERS (NETWORKING)-1.88%

Cisco Systems, Inc.(a)                  100,000      7,400,000
--------------------------------------------------------------

COMPUTERS (PERIPHERALS)-1.60%

EMC Corp.(a)                             45,000      3,285,000
--------------------------------------------------------------
Lexmark International Group,
  Inc.-Class A(a)                        38,700      3,021,019
--------------------------------------------------------------
                                                     6,306,019
--------------------------------------------------------------

COMPUTERS (SOFTWARE & SERVICES)-16.28%

Agile Software Corp.(a)                  25,000      2,450,000
--------------------------------------------------------------
Alteon Websystems, Inc.(a)               10,200        731,850
--------------------------------------------------------------
America Online, Inc.(a)                  50,000      6,484,375
--------------------------------------------------------------

                                                     MARKET
                                       SHARES        VALUE
COMPUTERS (SOFTWARE & SERVICES)-(CONTINUED)

Clarify, Inc.(a)                         40,000   $  3,090,000
--------------------------------------------------------------
E.piphany, Inc.(a)                       17,400      1,496,400
--------------------------------------------------------------
Intuit, Inc.(a)                         200,000      5,825,000
--------------------------------------------------------------
Microsoft Corp.(a)                      130,000     12,033,125
--------------------------------------------------------------
Novell, Inc.(a)                         600,000     12,037,500
--------------------------------------------------------------
Oracle Corp.(a)                          25,000      1,189,062
--------------------------------------------------------------
VERITAS Software Corp.(a)               100,000     10,787,500
--------------------------------------------------------------
Visio Corp.(a)                           75,000      2,969,531
--------------------------------------------------------------
Vixel Corp.(a)                           40,000      1,280,000
--------------------------------------------------------------
Yahoo! Inc.(a)                           20,000      3,581,250
--------------------------------------------------------------
                                                    63,955,593
--------------------------------------------------------------

CONSUMER FINANCE-1.39%

Providian Financial Corp.                50,000      5,450,000
--------------------------------------------------------------

ELECTRICAL EQUIPMENT-0.95%

Conexant Systems, Inc.(a)                40,000      3,735,000
--------------------------------------------------------------

ELECTRONICS (SEMICONDUCTORS)-3.12%

Cypress Semiconductor Corp.(a)          150,000      3,834,375
--------------------------------------------------------------
Intel Corp.                              50,000      3,871,875
--------------------------------------------------------------
SDL, Inc.(a)                             15,000      1,849,687
--------------------------------------------------------------
Texas Instruments, Inc.                  30,000      2,692,500
--------------------------------------------------------------
                                                    12,248,437
--------------------------------------------------------------

ENTERTAINMENT-1.70%

Time Warner Inc.                         75,000      5,226,563
--------------------------------------------------------------
World Wrestling Federation
  Entertainment, Inc.(a)                 60,000      1,447,500
--------------------------------------------------------------
                                                     6,674,063
--------------------------------------------------------------

EQUIPMENT (SEMICONDUCTOR)-1.53%

Applied Materials, Inc.(a)               35,000      3,143,438
--------------------------------------------------------------
Teradyne, Inc.(a)                        75,000      2,887,500
--------------------------------------------------------------
                                                     6,030,938
--------------------------------------------------------------

FINANCIAL (DIVERSIFIED)-4.90%

American Express Co.                     90,000     13,860,000
--------------------------------------------------------------
Citigroup Inc.                          100,000      5,412,500
--------------------------------------------------------------
                                                    19,272,500
--------------------------------------------------------------

HEALTH CARE (DIVERSIFIED)-6.87%

Bristol-Myers Squibb Co.                100,000      7,681,250
--------------------------------------------------------------
Johnson & Johnson                        70,000      7,332,500
--------------------------------------------------------------
Warner-Lambert Co.                      150,000     11,971,875
--------------------------------------------------------------
                                                    26,985,625
--------------------------------------------------------------

                                                     MARKET
                                       SHARES        VALUE
HEALTH CARE (DRUGS-GENERIC &
OTHER)-0.64%

Genetech, Inc.(a)                        10,000   $  1,457,500
--------------------------------------------------------------
Medicis Pharmaceutical Corp.-Class
  A(a)                                   35,000      1,067,500
--------------------------------------------------------------
                                                     2,525,000
--------------------------------------------------------------
HEALTH CARE (DRUGS-MAJOR
  PHARMACEUTICALS)-3.90%

Pfizer, Inc.                            200,000      7,900,000
--------------------------------------------------------------
Schering-Plough Corp.                   150,000      7,425,000
--------------------------------------------------------------
                                                    15,325,000
--------------------------------------------------------------

HEALTH CARE (MEDICAL PRODUCTS &
  SUPPLIES)-1.26%

Guidant Corp.                           100,000      4,937,500
--------------------------------------------------------------

INSURANCE (MULTI-LINE)-2.10%

American International Group, Inc.       80,000      8,235,000
--------------------------------------------------------------

INVESTMENT BANKING/BROKERAGE-6.82%

Merrill Lynch & Co., Inc.                75,000      5,887,500
--------------------------------------------------------------
Morgan Stanley, Dean Witter,
  Discover & Co.                        110,000     12,134,375
--------------------------------------------------------------
Schwab (Charles) Corp. (The)            225,000      8,760,938
--------------------------------------------------------------
                                                    26,782,813
--------------------------------------------------------------
LODGING-HOTELS-1.13%
Carnival Corp.                          100,000      4,450,000
--------------------------------------------------------------

MANUFACTURING (DIVERSIFIED)-3.71%

Tyco International Ltd.                 365,000     14,577,188
--------------------------------------------------------------

RAILROADS-0.72%

Kansas City Southern Industries,
  Inc.                                   60,000      2,846,250
--------------------------------------------------------------

RETAIL (BUILDING SUPPLIES)-2.31%

Home Depot, Inc. (The)                   40,000      3,020,000
--------------------------------------------------------------
Lowe's Companies, Inc.                  110,000      6,050,000
--------------------------------------------------------------
                                                     9,070,000

                                                     MARKET
                                       SHARES        VALUE
RETAIL (BUILDING SUPPLIES)-(CONTINUED)
--------------------------------------------------------------

RETAIL (COMPUTERS &
  ELECTRONICS)-4.69%

Best Buy Co., Inc.(a)                   140,000   $  7,778,750
--------------------------------------------------------------
Circuit City Stores-Circuit City
  Group                                  80,000      3,415,000
--------------------------------------------------------------
Tandy Corp.                             115,000      7,237,813
--------------------------------------------------------------
                                                    18,431,563
--------------------------------------------------------------

RETAIL (SPECIALTY)-0.90%

Amazon.com, Inc.(a)                      50,000      3,531,250
--------------------------------------------------------------

RETAIL (SPECIALTY-APPAREL)-0.82%

American Eagle Outfitters, Inc.(a)       75,000      3,210,938
--------------------------------------------------------------

TELECOMMUNICATIONS (CELLULAR/
  WIRELESS)-3.29%

Nextel Communications, Inc.-Class
  A(a)                                  150,000     12,928,125
--------------------------------------------------------------
    Total Common Stocks & Other
      Equity Interests (Cost
      $328,287,739)                                368,148,816
--------------------------------------------------------------

MONEY MARKET FUNDS-6.23%

STIC Liquid Assets Portfolio(b)      12,250,775     12,250,775
--------------------------------------------------------------
STIC Prime Portfolio(b)              12,250,775     12,250,775
--------------------------------------------------------------
    Total Money Market Funds (Cost
      $24,501,550)                                  24,501,550
--------------------------------------------------------------
TOTAL INVESTMENTS-99.93%                           392,650,366
--------------------------------------------------------------
OTHER ASSETS LESS LIABILITIES-0.07%                    258,135
--------------------------------------------------------------
NET ASSETS-100.00%                                $392,908,501
==============================================================

Investment Abbreviations:

ADR - American Depositary Receipt

Notes to Schedule of Investments:

(a) Non-income producing security.
(b) The security shares the same investment advisor as the Fund.

See Notes to Financial Statements.

STATEMENTS OF ASSETS AND LIABILITIES

October 31, 1999

ASSETS:
Investments, at market value (cost
  $352,789,289)                             $392,650,366
--------------------------------------------------------
Receivables for:
  Capital stock sold                           7,895,024
--------------------------------------------------------
  Dividends and interest                         116,171
--------------------------------------------------------
Investment for deferred compensation plan          2,653
--------------------------------------------------------
Other assets                                      99,883
--------------------------------------------------------
    Total assets                             400,764,097
--------------------------------------------------------

LIABILITIES:

Payables for:
  Investments purchased                        6,597,126
--------------------------------------------------------
  Deferred compensation plan                       2,653
--------------------------------------------------------
  Capital stock reacquired                       550,419
--------------------------------------------------------
Accrued advisory fees                            352,181
--------------------------------------------------------
Accrued administrative services fees               4,247
--------------------------------------------------------
Accrued directors' fees                            1,900
--------------------------------------------------------
Accrued distribution fees                        231,529
--------------------------------------------------------
Accrued transfer agent fees                       44,956
--------------------------------------------------------
Accrued operating expenses                        70,585
--------------------------------------------------------
    Total liabilities                          7,855,596
--------------------------------------------------------
Net assets applicable to shares
  outstanding                               $392,908,501
========================================================

NET ASSETS:

Class A                                     $163,872,289
========================================================
Class B                                     $177,430,877
========================================================
Class C                                     $ 51,605,335
========================================================

CAPITAL STOCK, $0.001 PAR VALUE PER SHARE:

  Class A:
    Authorized                               750,000,000
--------------------------------------------------------
    Outstanding                               13,495,267
========================================================
  Class B:
    Authorized                               750,000,000
--------------------------------------------------------
    Outstanding                               14,649,049
========================================================
  Class C:
    Authorized                               750,000,000
--------------------------------------------------------
    Outstanding                                4,260,828
========================================================
Class A:
  Net asset value and redemption price per
    share                                   $      12.14
--------------------------------------------------------
  Offering price per share:
    (Net asset value of $12.14 divided
      by 94.50%)                            $      12.85
========================================================
Class B:
  Net asset value and offering price per
    share                                   $      12.11
========================================================
Class C:
  Net asset value and offering price per
    share                                   $      12.11
========================================================

STATEMENT OF OPERATIONS

For the period June 7, 1999 (date operations commenced) through October 31, 1999

INVESTMENT INCOME:

Dividends (net of $225 foreign withholding
  tax)                                       $   270,152
--------------------------------------------------------
Interest                                         213,727
--------------------------------------------------------
    Total investment income                      483,879
--------------------------------------------------------

EXPENSES:

Advisory fees                                    690,278
--------------------------------------------------------
Administrative services fees                      16,849
--------------------------------------------------------
Custodian fees                                    19,414
--------------------------------------------------------
Directors' fees                                    5,408
--------------------------------------------------------
Distribution fees -- Class A                     112,110
--------------------------------------------------------
Distribution fees -- Class B                     359,002
--------------------------------------------------------
Distribution fees -- Class C                     104,204
--------------------------------------------------------
Transfer agent fees -- Class A                    82,475
--------------------------------------------------------
Transfer agent fees -- Class B                    80,937
--------------------------------------------------------
Transfer agent fees -- Class C                    24,361
--------------------------------------------------------
Registration and filing fees                      77,325
--------------------------------------------------------
Other                                             69,236
--------------------------------------------------------
    Total expenses                             1,641,599
--------------------------------------------------------
Less: Fee waivers                                (43,724)
--------------------------------------------------------
    Expenses paid indirectly                      (1,853)
--------------------------------------------------------
    Net expenses                               1,596,022
--------------------------------------------------------
Net investment income (loss)                  (1,112,143)
--------------------------------------------------------

REALIZED AND UNREALIZED GAIN (LOSS) FROM
  INVESTMENT SECURITIES AND FOREIGN
  CURRENCIES:

Net realized gain (loss) from:
    Investment securities                     (3,389,752)
--------------------------------------------------------
    Foreign currencies                               (46)
--------------------------------------------------------
                                              (3,389,798)
--------------------------------------------------------
Change in net unrealized appreciation of:
    Investment securities                     39,861,077
--------------------------------------------------------

    Net gain from investment securities and
      foreign currencies                      36,471,279
--------------------------------------------------------

Net increase in net assets resulting from
  operations                                 $35,359,136
========================================================

See Notes to Financial Statements.

STATEMENT OF CHANGES IN NET ASSETS

For the period June 7, 1999 (date operations commenced) through October 31, 1999

                                                              OCTOBER 31,
                                                                  1999
                                                              ------------
OPERATIONS:

  Net investment income (loss)                                $ (1,112,143)
--------------------------------------------------------------------------
  Net realized gain (loss) from investment securities and
    foreign currencies                                          (3,389,798)
--------------------------------------------------------------------------
  Change in net unrealized appreciation of investment
    securities                                                  39,861,077
--------------------------------------------------------------------------
    Net increase in net assets resulting from operations        35,359,136
--------------------------------------------------------------------------

Share transactions-net:

  Class A                                                      148,625,216
--------------------------------------------------------------------------
  Class B                                                      161,925,702
--------------------------------------------------------------------------
  Class C                                                       46,998,447
--------------------------------------------------------------------------
    Net increase in net assets                                 392,908,501
--------------------------------------------------------------------------

NET ASSETS:

  Beginning of period                                                   --
--------------------------------------------------------------------------
  End of period                                               $392,908,501
==========================================================================

NET ASSETS CONSIST OF:

  Capital (par value and additional paid-in)                  $356,470,945
--------------------------------------------------------------------------
  Undistributed net investment income (loss)                       (33,769)
--------------------------------------------------------------------------
  Undistributed net realized gain (loss) from investment
    securities and foreign currencies                           (3,389,752)
--------------------------------------------------------------------------
  Unrealized appreciation of investment securities              39,861,077
--------------------------------------------------------------------------
                                                              $392,908,501
==========================================================================

See Notes to Financial Statements.

NOTES TO FINANCIAL STATEMENTS

October 31, 1999

NOTE 1-SIGNIFICANT ACCOUNTING POLICIES

AIM Dent Demographic Trends Fund (the "Fund") is a series portfolio of AIM Equity Funds, Inc. (the "Company"). The Company is a Maryland corporation registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end series management investment company consisting of ten separate portfolios. The Fund currently offers three different classes of shares: Class A shares, Class B shares and Class C shares. Class A shares are sold with a front-end sales charge. Class B shares and Class C shares are sold with a contingent deferred sales charge. Matters affecting each portfolio or class will be voted on exclusively by the shareholders of such portfolio or class. The assets, liabilities and operations of each portfolio are accounted for separately. Information presented in these financial statements pertains only to the Fund. The Fund's investment objective is long-term growth of capital.
    The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates. The following is a summary of the significant accounting policies followed by the Fund in the preparation of its financial statements.

A. Security Valuations -- A security listed or traded on an exchange (except convertible bonds) is valued at its last sales price on the exchange where the security is principally traded, or lacking any sales on a particular day, the security is valued at the closing bid price on that day. Each security reported on the NASDAQ National Market System is valued at the last sales price on the valuation date or absent a last sales price, at the closing bid price. Debt obligations (including convertible bonds) are valued on the basis of prices provided by an independent pricing service. Prices provided by the pricing service may be determined without exclusive reliance on quoted prices, and may reflect appropriate factors such as yield, type of issue, coupon rate and maturity date. Securities for which market prices are not provided by any of the above methods are valued based upon quotes furnished by independent sources and are valued at the last bid price in the case of equity securities and in the case of debt obligations, the mean between the last bid and asked prices. Securities for which market quotations are not readily available or are questionable are valued at fair value as determined in good faith by or under the supervision of the Company's officers in a manner specifically authorized by the Board of Directors of the Company. Short-term obligations having 60 days or less to maturity are valued at amortized cost which approximates market value. For purposes of determining net asset value per share, futures and options contracts generally will be valued 15 minutes after the close of trading of the New York Stock Exchange ("NYSE"). Generally, trading in foreign securities is substantially completed each day at various times prior to the close of the NYSE. The values of such securities used in computing the net asset value of the Fund's shares are determined as of such times. Foreign currency exchange rates are also generally determined prior to the close of the NYSE. Occasionally, events affecting the values of such securities and such exchange rates may occur between the times at which they are determined and the close of the NYSE which would not be reflected in the computation of the Fund's net asset value. If events materially affecting the value of such securities occur during such period, then these securities will be valued at their fair value as determined in good faith by or under the supervision of the Board of Directors.
B. Securities Transactions, Investment Income and Distributions -- Securities transactions are accounted for on a trade date basis. Realized gains or losses on sales are computed on the basis of specific identification of the securities sold. Interest income is recorded as earned from settlement date and is recorded on the accrual basis. Dividend income is recorded on the ex-dividend date. The Fund may elect to use a portion of the proceeds of capital stock redemptions as distributions for Federal income tax purposes. Distributions from income and net realized capital gains, if any, are generally paid annually and recorded on ex-dividend date.
        On October 31, 1999, undistributed net investment income (loss) increased $1,078,374, undistributed net realized gain (loss) increased $46 and paid in capital decreased $1,078,420 as a result of net operating tax loss in order to comply with the requirements of the American Institute of Certified Public Accountants Statement of Position 93-2. Net assets of the Fund were unaffected by the reclassification discussed above.
C. Federal Income Taxes -- The Fund intends to comply with the requirements of the Internal Revenue Code necessary to qualify as a regulated investment company and, as such, will not be subject to federal income taxes on otherwise taxable income (including net realized capital gains) which is distributed to shareholders. Therefore, no provision for federal income taxes is recorded in the financial statements. The Fund has a capital loss carryforward of $3,389,675 as of October 31, 1999 which may be carried forward to offset future taxable gains, if any, which expires, if not previously utilized, in the year 2007.
D. Foreign Currency Translations -- Portfolio securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts at date of valuation. Purchases and sales of portfolio securities and income items denominated in foreign currencies are translated into U.S. dollar amounts on the respective dates of such transactions. The Fund does not separately account for that portion of the results of operations resulting from changes in foreign exchange rates on investments and the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss from investments.
E. Foreign Currency Contracts -- A foreign currency contract is an obligation to purchase or sell a specific currency for an agreed-upon price at a future date. The Fund may enter into a foreign currency contract to attempt to minimize the risk to the Fund from adverse changes in the relationship between currencies. The Fund may also enter into a foreign currency contract for the purchase or sale of a security denominated in a foreign currency in order to "lock in" the U.S. dollar price of that security. The Fund could be exposed to risk if counterparties to the contracts are unable to meet the terms of their contracts or if the value of the foreign currency changes unfavorably.
F. Expenses -- Distribution expenses and transfer agency expenses directly attributable to a class of shares are charged to that class' operations. All other expenses which are attributable to more than one class are allocated among the classes.

NOTE 2-ADVISORY FEES AND OTHER TRANSACTIONS WITH AFFILIATES

The Company has entered into a master investment advisory agreement with A I M Advisors, Inc. ("AIM"). H.S. Dent Advisors, Inc. is the Fund's subadvisor. Under the terms of the master investment advisory agreement, the Fund pays an advisory fee to AIM at the annual rate of 0.85% of the first $2 billion of the Fund's average daily net assets, plus 0.80% of the Fund's average daily net assets exceeding $2 billion. During the period June 7, 1999 (date operations commenced) through October 31, 1999, AIM waived fees of $43,724.
The Fund, pursuant to a master administrative services agreement with AIM, has agreed to pay AIM for certain administrative costs incurred in providing accounting services to the Fund. During the period June 7, 1999 (date operations commenced) through October 31, 1999, AIM was paid $16,849 for such services.

The Fund, pursuant to a transfer agency and service agreement, has agreed to pay A I M Fund Services, Inc. ("AFS") a fee for providing transfer agency and shareholder services to the Fund. During the period June 7, 1999 (date operations commenced) through October 31, 1999, AFS was paid $82,863 for such services. The Company has entered into master distribution agreements with A I M Distributors, Inc. ("AIM Distributors") to serve as the distributor for the Class A, Class B and Class C shares of the Fund. The Company has adopted a plan pursuant to Rule 12b-1 under the 1940 Act with respect to the Fund's Class A shares, Class B shares and Class C shares (collectively the "Plans"). The Fund , pursuant to the Plans, pays AIM Distributors compensation at the annual rate of 0.35% of the Fund's average daily net assets of Class A shares and 1.00% of the average daily net assets of Class B and C shares. Of these amounts, the Fund may pay a service fee of 0.25% of the average daily net assets of the Class A, Class B or Class C shares to selected dealers and financial institutions who furnish continuing personal shareholder services to their customers who purchase and own the appropriate class of shares of the Fund. Any amounts not paid as a service fee under the Plans would constitute an asset-based sales charge. The Plans also impose a cap on the total sales charges, including asset-based sales charges that may be paid by the respective classes. During the period June 7, 1999 (date operations commenced) through October 31, 1999, the Class A, Class B and Class C shares paid AIM Distributors $112,110, $359,002 and $104,204, respectively, as compensation under the Plans. AIM Distributors received commissions of $551,702 from sales of the Class A shares of the Fund during the period June 7, 1999 (date operations commenced) through October 31, 1999. Such commissions are not an expense of the Fund. They are deducted from, and are not included in, the proceeds from sales of Class A shares. During the period June 7, 1999 (date operations commenced) through October 31, 1999, AIM Distributors received $3,886 in contingent deferred sales charges imposed on redemptions of Fund shares. Certain officers and directors of the Company are officers and directors of AIM, AFS and AIM Distributors. During the period June 7, 1999 (date operations commenced) through October 31, 1999, the Fund paid legal fees of $988 for services rendered by Kramer, Levin, Naftalis & Frankel LLP as counsel to the Company's directors. A member of that firm is a director of the Company.

NOTE 3-INDIRECT EXPENSES

During the period June 7, 1999 (date operations commenced) through October 31, 1999, the Fund received reductions in transfer agency fees from AFS (an affiliate of AIM) and reductions in custodian fees of $638 and $1,215, respectively, under expense offset arrangements. The effect of the above arrangements resulted in a reduction of the Fund's total expenses of $1,853 during the period June 7, 1999 (date operations commenced) through October 31, 1999.

NOTE 4-DIRECTORS' FEES

Directors' fees represent remuneration paid to directors who are not an "interested person" of AIM. The Company invests directors' fees, if so elected by a director, in mutual fund shares in accordance with a deferred compensation plan.

NOTE 5-BANK BORROWINGS

The Fund is a participant in a committed line of credit facility with a syndicate administered by The Chase Manhattan Bank. The Fund may borrow up to the lesser of (i) $1,000,000,000 or (ii) the limits set by its prospectus for borrowings. The Fund and other funds advised by AIM which are parties to the line of credit may borrow on a first come, first served basis. During the period June 7, 1999 (date operations commenced) through October 31, 1999, the Fund did not borrow under the line of credit agreement. The funds which are party to the line of credit are charged a commitment fee of 0.09% on the unused balance of the committed line. The commitment fee is allocated among the funds based on their respective average net assets for the period.

NOTE 6-INVESTMENT SECURITIES

The aggregate amount of investment securities (other than short-term securities) purchased and sold by the Fund during the period June 7, 1999 (date operations commenced) through October 31, 1999 was $395,499,125 and $63,821,633, respectively.

The amount of unrealized appreciation (depreciation) of investment securities, for tax purposes, as of October 31, 1999 is as follows:

Aggregate unrealized appreciation of investment securities    $47,072,441
-------------------------------------------------------------------------
Aggregate unrealized (depreciation) of investment securities   (7,211,441)
-------------------------------------------------------------------------
Net unrealized appreciation of investment securities          $39,861,000
=========================================================================

Cost of investments for tax purposes is $352,789,366.


NOTE 7-CAPITAL STOCK

Changes in capital stock outstanding during the period June 7, 1999 (date operations commenced) through October 31, 1999 were as follows:

                                                                  OCTOBER 31, 1999
                                                              -------------------------
                                                                SHARES        AMOUNT
                                                              ----------   ------------
Sold:
  Class A                                                     14,146,708   $155,933,583
---------------------------------------------------------------------------------------
  Class B                                                     14,828,511    163,946,584
---------------------------------------------------------------------------------------
  Class C                                                      4,372,731     48,262,483
---------------------------------------------------------------------------------------
Issued as reinvestment of dividends:
Reacquired:
  Class A                                                       (651,441)    (7,308,367)
---------------------------------------------------------------------------------------
  Class B                                                       (179,461)    (2,020,882)
---------------------------------------------------------------------------------------
  Class C                                                       (111,903)    (1,264,036)
---------------------------------------------------------------------------------------
                                                              32,405,145   $357,549,365
=======================================================================================

NOTE 8-FINANCIAL HIGHLIGHTS

Shown below are the financial highlights for a share of Class A, Class B and Class C capital stock outstanding during the period June 7, 1999 (date operations commenced) through October 31, 1999.

                                                                 CLASS A
                                                               -----------
                                                               OCTOBER 31,
                                                                  1999
                                                               -----------
Net asset value, beginning of period                            $  10.00
------------------------------------------------------------    --------
Income from investment operations:
   Net investment income (loss)                                    (0.03)
------------------------------------------------------------    --------
   Net gains on securities (both realized and unrealized)           2.17
------------------------------------------------------------    --------
       Total from investment operations                             2.14
------------------------------------------------------------    --------
Net asset value, end of period                                  $  12.14
============================================================    ========
Total return(a)                                                    21.40%
============================================================    ========
Ratios/supplement data:
Net assets, end of period (000s omitted)                        $163,872
============================================================    ========
Ratio of expenses to average net assets(b)                          1.60%
============================================================    ========
Ratio of net investment income (loss) to average net
 assets(d)                                                         (1.00)%
============================================================    ========
Portfolio turnover rate                                               29%
============================================================    ========

(a) Does not deduct sales charges and is not annualized for periods less than one year.
(b) After fee waivers and/or expense reimbursements. Ratio of expenses to average net assets prior to fee waivers and/or expense reimbursements was 1.65% (annualized).
(c) Ratios are annualized and based on average net assets of $86,627,852.
(d) After fee waivers and/or expense reimbursements. Ratio of net investment income (loss) to average net assets prior to fee waivers and/or expense reimbursements was (1.05)% (annualized).

                                                                CLASS B         CLASS C
                                                              -----------     -----------
                                                              OCTOBER 31,     OCTOBER 31,
                                                                 1999            1999
                                                              -----------     -----------
Net asset value, beginning of period                           $  10.00         $ 10.00
------------------------------------------------------------   --------         -------
Income from investment operations:
   Net investment income (loss)                                   (0.04)          (0.04)
------------------------------------------------------------   --------         -------
   Net gains on securities (both realized and unrealized)          2.15            2.15
------------------------------------------------------------   --------         -------
       Total from investment operations                            2.11            2.11
------------------------------------------------------------   --------         -------
Net asset value, end of period                                 $  12.11         $ 12.11
============================================================   ========         =======
Total return(a)                                                   21.10%          21.10%
============================================================   ========         =======
Ratios/supplement data:
Net assets, end of period (000s omitted)                       $177,430         $51,605
============================================================   ========         =======
Ratio of expenses to average net assets(b)                         2.24%           2.24%
============================================================   ========         =======
Ratio of net investment income (loss) to average net
 assets(d)                                                        (1.64)%         (1.64)%
============================================================   ========         =======
Portfolio turnover rate                                              29%             29%
============================================================   ========         =======

(a) Does not deduct contingent deferred sales charges and is not annualized for periods less than one year.
(b) After fee waivers and/or expense reimbursement. Ratios of expenses to average net assets prior to fee waivers and/or expense reimbursements were 2.29% (annualized) for Class B and 2.29% (annualized) for Class C.
(c) Ratios are annualized and based on average net assets of $89,140,054 and $25,873,790 for Class B and Class C,
     respectively.
(d) After fee waivers and/or expense reimbursements. Ratios of net investment income (loss) to average net assets prior to fee waivers and/or expense reimbursements were (1.69)%
     (annualized) for Class B and (1.69)% (annualized) for Class
     C.

                       INDEPENDENT AUDITORS' REPORT

                       To the Shareholders and Board of Directors
                       AIM Equity Funds, Inc.:

                       We have audited the accompanying statement of assets and liabilities of AIM Dent Demographics Trends Fund (a portfolio of AIM Equity Funds, Inc.), including the schedule of investments, as of October 31, 1999, the related statement of operations, the statement of changes in net assets, and financial highlights for the period June 7, 1999 (date operations commenced) through October 31, 1999. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audit.
                            We conducted our audit in accordance with generally
                       accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of October 31, 1999, by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.
                            In our opinion, the financial statements and
                       financial highlights referred to above present fairly, in all material respects, the financial position of AIM Dent Demographics Trends Fund as of October 31, 1999, the results of its operations, the changes in its net assets and the financial highlights for the period June 7, 1999 (date operations commenced) through October 31, 1999 in conformity with generally accepted accounting principles.

                       KPMG LLP

                       December 3, 1999
                       Houston, Texas



BOARD OF DIRECTORS                                  OFFICERS                                 OFFICE OF THE FUND
Charles T. Bauer                                    Charles T. Bauer                         11 Greenway Plaza
Chairman                                            Chairman                                 Suite 100
A I M Management Group Inc.                                                                  Houston, TX 77046
                                                    Robert H. Graham
Bruce L. Crockett                                   President                                INVESTMENT ADVISOR
Director
ACE Limited;                                        Carol F. Relihan                         A I M Advisors, Inc.
Formerly Director, President, and                   Senior Vice President and Secretary      11 Greenway Plaza
Chief Executive Officer                                                                      Suite 100
COMSAT Corporation                                  Gary T. Crum                             Houston, TX 77046
                                                    Senior Vice President
Owen Daly II                                                                                 SUB-ADVISOR
Director                                            Edgar M. Larsen
Cortland Trust Inc.                                 Senior Vice President                    H.S. Dent Advisors, Inc.
                                                                                             6515 Gwin Road
Edward K. Dunn Jr.                                  Dana R. Sutton                           Oakland, CA 94611
Chairman, Mercantile Mortgage Corp.;                Vice President and Treasurer
Formerly Vice Chairman and President,                                                        TRANSFER AGENT
Mercantile-Safe Deposit & Trust Co.; and            Melville B. Cox
President, Mercantile Bankshares                    Vice President                           A I M Fund Services, Inc.
                                                                                             P.O. Box 4739
Jack Fields                                         Mary J. Benson                           Houston, TX 77210-4739
Chief Executive Officer                             Assistant Vice President and
Texana Global, Inc.;                                Assistant Treasurer                      CUSTODIAN
Formerly Member
of the U.S. House of Representatives                Sheri Morris                             State Street Bank and Trust Company
                                                    Assistant Vice President and             225 Franklin Street
Carl Frischling                                     Assistant Treasurer                      Boston, MA 02110
Partner
Kramer, Levin, Naftalis & Frankel LLP               Renee A. Friedli                         COUNSEL TO THE FUND
                                                    Assistant Secretary
Robert H. Graham                                                                             Ballard Spahr
President and Chief Executive Officer               P. Michelle Grace                        Andrews & Ingersoll, LLP
A I M Management Group Inc.                         Assistant Secretary                      1735 Market Street
                                                                                             Philadelphia, PA 19103
Prema Mathai-Davis                                  Nancy L. Martin
Chief Executive Officer, YWCA of the U.S.A.;        Assistant Secretary                      COUNSEL TO THE DIRECTORS
Commissioner, New York City Dept. for the
Aging; and member of the Board of Directors,        Ofelia M. Mayo                           Kramer, Levin, Naftalis & Frankel LLP
Metropolitan Transportation Authority of            Assistant Secretary                      919 Third Avenue
New York State                                                                               New York, NY 10022
                                                    Lisa A. Moss
Lewis F. Pennock                                    Assistant Secretary                      DISTRIBUTOR
Attorney
                                                    Kathleen J. Pflueger                     A I M Distributors, Inc.
Louis S. Sklar                                      Assistant Secretary                      11 Greenway Plaza
Executive Vice President                                                                     Suite 100
Hines Interests                                     Samuel D. Sirko                          Houston, TX 77046
Limited Partnership                                 Assistant Secretary
                                                                                             AUDITORS
                                                    Stephen I. Winer
                                                    Assistant Secretary                      KPMG LLP
                                                                                             700 Louisiana
                                                                                             Houston, TX 77002

THE AIM FAMILY OF FUNDS--Registered Trademark--


GROWTH FUNDS                                 MONEY MARKET FUNDS                           A I M Management Group Inc. has provided
AIM Aggressive Growth Fund(1)                AIM Money Market Fund                        leadership in the mutual fund industry
AIM Blue Chip Fund                           AIM Tax-Exempt Cash Fund                     since 1976 and managed approximately
AIM Capital Development Fund                                                              $120 billion in assets for more than 6.4
AIM Constellation Fund                       INTERNATIONAL GROWTH FUNDS                   million shareholders, including
AIM Dent Demographic Trends Fund             AIM Advisor International Value Fund         individual investors, corporate clients
AIM Large Cap Growth Fund                    AIM Asian Growth Fund                        and financial institutions, as of
AIM Mid Cap Equity Fund                      AIM Developing Markets Fund                  September 30, 1999.
AIM Mid Cap Growth Fund                      AIM Euroland Growth Fund(4)                      The AIM Family of Funds--Registered
AIM Mid Cap Opportunities Fund               AIM European Development Fund                Trademark-- is distributed nationwide,
AIM Select Growth Fund                       AIM International Equity Fund                and AIM today is the 10th-largest mutual
AIM Small Cap Growth Fund(2)                 AIM Japan Growth Fund                        fund complex in the United States in
AIM Small Cap Opportunities Fund(3)          AIM Latin American Growth Fund               assets under management, according to
AIM Value Fund                               AIM New Pacific Growth Fund                  Strategic Insight, an independent mutual
AIM Weingarten Fund                                                                       fund monitor.
                                             GLOBAL GROWTH FUNDS
GROWTH & INCOME FUNDS                        AIM Global Aggressive Growth Fund
AIM Advisor Flex Fund                        AIM Global Growth Fund
AIM Advisor Large Cap Value Fund
AIM Advisor Real Estate Fund                 GLOBAL GROWTH & INCOME FUNDS
AIM Balanced Fund                            AIM Global Growth & Income Fund
AIM Basic Value Fund                         AIM Global Utilities Fund
AIM Charter Fund
                                             GLOBAL INCOME FUNDS
INCOME FUNDS                                 AIM Emerging Markets Debt Fund
AIM Floating Rate Fund                       AIM Global Government Income Fund
AIM High Yield Fund                          AIM Global Income Fund
AIM High Yield Fund II                       AIM Strategic Income Fund
AIM Income Fund
AIM Intermediate Government Fund             THEME FUNDS
AIM Limited Maturity Treasury Fund           AIM Global Consumer Products and Services Fund
                                             AIM Global Financial Services Fund
TAX-FREE INCOME FUNDS                        AIM Global Health Care Fund
AIM High Income Municipal Fund               AIM Global Infrastructure Fund
AIM Municipal Bond Fund                      AIM Global Resources Fund
AIM Tax-Exempt Bond Fund of Connecticut      AIM Global Telecommunications and Technology Fund(5)
AIM Tax-Free Intermediate Fund               AIM Global Trends Fund(6)


(1) AIM Aggressive Growth Fund reopened to new investors on November 16, 1998.
(2) AIM Small Cap Growth Fund closed to new investors on November 8, 1999.
(3) AIM Small Cap Opportunities Fund closed to new investors on November 4, 1999. (4) On September 1, 1999, AIM Europe Growth Fund was renamed AIM Euroland Growth Fund. Previously the fund invested in all size companies in most areas of Europe. The fund now seeks to invest at least 65%of its assets in large-cap companies within countries using the euro as their currency (EMU-member countries). (5) On June 1, 1999, AIM Global Telecommunications Fund was renamed AIM Global Telecommunications and Technology Fund. (6) Effective August 27, 1999, AIM Global Trends Fund was restructured to operate as a traditional mutual fund. Before that date, the fund operated as a fund of funds. For more complete information about any AIM fund(s), including sales charges and expenses, ask your financial advisor or securities dealer for a free prospectus(es). Please read the prospectus(es) carefully before you invest or send money. If used as sales material after January 20, 2000, this report must be accompanied by a current Quarterly Review of Performance for AIM Funds.

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